NATIONWIDE MUTUAL FUNDS
Nationwide Fund
Nationwide Global Equity Fund
Nationwide Growth Fund
Nationwide International Value Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund

Supplement dated August 15, 2014
to the Prospectus dated March 1, 2014 (as revised June 5, 2014)

 Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide International Value Fund

Effective September 5, 2014, the Nationwide International Value Fund will no longer accept purchase orders from new investors.  Investors who own shares of the Fund as of the date hereof may continue to purchase shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE